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                                                                    EXHIBIT 10.2

                              SMITH & WESSON CORP.

                           TRADEMARK AGENCY AGREEMENT

                  An Agreement between UMAREX Sportwaffen, GmbH, a corporation having its principal office at Donnerfeld 2, 59757, Amsberg, Germany (hereinafter "UMAREX"); and Smith & Wesson Corp., a corporation having its principal office at 2100 Roosevelt Avenue, Springfield, Massachusetts 01102-2208 (hereinafter "Smith & Wesson") with regard to the subject matter hereof. UMAREX is the owner of all right title and interest in and to the trademarks listed in Attachment A (UMAREX Trademarks), and wishes to issue licenses to third parties to use the aforesaid trademarks with a variety of goods and services listed in Attachment B (UMAREX Licensed Products and Services). Smith & Wesson is, inter alia, engaged in the business of obtaining third party licensees for its trademarks with respect to a wide range of goods and services, and has developed expertise in the development of potential licensees. UMAREX wishes to retain Smith & Wesson as art agent for UMAREX to similarly develop third party licensees for its trademarks. Smith & Wesson is desirous of acting in such a capacity.

                  In consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, UMAREX and Smith & Wesson agree as follows:

                  1. Smith & Wesson shall act as an agent for UMAREX in soliciting potential licensees for its UMAREX Trademarks to be used in connection with UMAREX Licensed Products and Services. Smith & Wesson can act as an agent for UMAREX on a worldwide basis without geographic restriction as to the location of potential licensees. That is; Smith & Wesson may recruit potential licensees from the USA and Canada.

                  2. The agency relationship created by this Agreement between the Parties shall be non-exclusive. Nothing herein shall preclude UMAREX from soliciting licensees on its own, or establishing similar relationships with third parties. Similarly, Smith & Wesson shall not be restricted in its licensing either its own marks or establishing a similar agency agreement with third parties.

                  3. The term of this Agreement shall be for three (3) years or shall otherwise be coterminous with the Joint Venture Agreement of October, 1999. This Agreement can be extended for a successive three (3) year term after the conclusion of the initial term if a subsequent agreement between the parties is negotiated. A Party's determination not to extend this Agreement may be effected without cause.
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                  4. Smith & Wesson shall solicit third parties as potential licensees and negotiate the terms and conditions of each proposed agreement between a potential licensee and UMAREX. Smith & Wesson shall promptly present the same to UMAREX for its consideration. UMAREX shall have sole discretion in accepting or rejecting any licensing agreement presented to it by Smith & Wesson. Smith & Wesson makes no representations as to any potential licensee, and UMAREX does not rely on Smith & Wesson in any way in granting or maintaining a trademark license. In no event shall Smith & Wesson be liable to UMAREX for any indirect, consequential, incidental, special or punitive damages or lost profits arising out of or relating to this Agreement or the performance or breach thereof.

                  5. UMAREX shall at all times during and after the term of this Agreement, and to the fullest extent permitted by law, indemnify, defend and hold harmless Smith & Wesson and it's parents, successors, assigns, subsidiaries, affiliates and distributors, and the present and former directors, officers, agents and employees of each of the foregoing entities, from and against any and all damages, demands, claims, suits, actions, investigations, administrative proceedings, charges, costs and expenses, including, without limitation, attorneys fees and court costs, settlement amounts, judgments, compensation for damages to Smith & Wesson's reputation and any losses of any nature which arise out of or are based on the acts of Smith & Wesson in furtherance of its obligations hereunder.

                  6. Smith & Wesson promises to use its best efforts to obtain potential licensees for UMAREX. However, Smith & Wesson has no minimum number of potential licensees it must solicit, nor is there a minimum aggregate licensing revenue that licensees solicited by Smith & Wesson must produce, either on an annual basis or for the duration of the Agreement. UMAREX agrees not to reject a potential licensee identified by Smith & Wesson without reasonable cause.

                  7. Smith & Wesson shall receive fifty percent (50%) of all revenues collected from trademark licenses and any renewals thereof in which Smith & Wesson has acted as an agent for UMAREX, as set forth herein. Smith & Wesson shall receive no other compensation for its efforts under this Agreement. However, should a third party become a licensee of UMAREX within six (6) months of that Party being contacted by Smith & Wesson regarding a potential UMAREX license, then Smith & Wesson shall still receive fifty percent (50%) of all revenues collected from that trademark license and any renewals thereof.

                  8. Smith & Wesson shall collect licensing revenues on behalf of UMAREX for those trademark Licensees which Smith & Wesson has acted as an agent. On or before the fifteenth day of the first month of each calendar quarter beginning July 1, 2000, Smith & Wesson shall furnish to UMAREX full and accurate statements showing the number, description, total Net Sales Prices and gross revenue of Licensed Articles and Services sold, distributed or otherwise provided by each Smith & Wesson sourced Licensee during the preceding calendar quarter. Smith &


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Wesson shall, simultaneously with such statements, pay to UMAREX the revenues generated therefrom. Smith & Wesson may credit against any such payment its fifty percent (50%) share of revenues contemporaneously with such quarterly statement. On or before the first day of the fourth month following the end of each Contract Year, Smith & Wesson shall furnish to UMAREX a statement showing total sales of Licensed Articles and Services, gross revenues therefrom as well as revenues and revenue share paid Smith & Wesson for the preceding year.

                  9. All notices and statements to be given hereunder shall be, in writing, any such notice or statement shall be deemed duly given if mailed by certified mail, return receipt requested, if to Smith & Wesson, at:

                  SMITH & WESSON CORP.
                  2100 Roosevelt Avenue
                  P.O. Box 2208
                  Springfield, MA 01102-2208, U.S.A.

                                                Attention: John S. Steele
                                                           Director of Licensing

         and if to UMAREX, at:

                  UMAREX SPORTWAFFEN, GmbH
                  Donnerfeld 2
                  59757 Amsberg, Germany

                                                Attention: Wulf-H. Pflaumer

                  10. A Party wishing to terminate this Agreement shall give ninety (90) days notice of termination in accordance with the notice provisions herein. Note, however, that the duties and obligations with regard to the payment of fees to Smith & Wesson, and its obligations to account for the same in accordance with the provisions of this Agreement shall survive termination of this Agreement.

                  11. This relationship is separate from all other Walther LLC, UMAREX, and Smith & Wesson Agreements which are currently in-place. The Parties hereto agree to create an agency relationship only, no joint venture or other relationship is contemplated by this Agreement. Furthermore, this Agreement does not create a license or grant of any other interest in any of the intellectual property of one Party in favor of the other Party.

                  12. This Agreement sets forth the entire agreement between the parties, and supersedes all prior agreements and understandings between the Parties, relating to the subject matter hereof. None of the terns of this Agreement may be waived or modified except as expressly agreed, in writing, by both Parties. Should


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any provision of this Agreement be declared void or unenforceable, the validity of the remaining provisions shall not be affected thereby. Forbearance on the part of a Party in exercising its rights hereunder, or as otherwise provided by law, shall not be construed as a waiver of those rights.

                  13. No Party shall voluntarily or by operation of law, assign or transfer this Agreement to a third party, except to a third party which is controlled by Licensee, or is associated therewith by common ownership. Any transfer or attempt to transfer of this license to any entity in which the present directors of Licensee do not have voting control shall be deemed an assignment prohibited hereunder. The consent of a Party to one assignment, transfer or sublicense shall not be deemed to be consent to any subsequent assignment or transfer.

                  14. This Agreement shall be made in the Commonwealth of Massachusetts and its terms shall be interpreted in accordance with and governed by the laws thereof. Any suit, action or other proceeding brought by Licensee which stems from or relates to the subject matter of this Agreement shall be limited to an action brought in U.S. District Court in Springfield, Massachusetts, USA.

                  15. The Parties hereto have caused this Agreement to be executed by their duly authorized officers or officials, effective as of the day and year first above written.


Witnessed by:                                 SMITH & WESSON CORP


                                              By:      /s/ L.E. Shultz
-----------------------------------              -------------------------------
                                              (Name)        L.E. Shultz
                                                    ----------------------------
Date:    3-11-2000                            (Title)    President & CEO
     ------------------------------                  ---------------------------

Witnessed by:                                 UMAREX Sportwaffen, GmbH


                                              By:      /s/ Wulf-H. Pflaumer
-----------------------------------              -------------------------------
                                              (Name)       Wulf-H. Pflaumer
                                                    ----------------------------
Date:    3-11-2000                            (Title)    President & CEO
     ------------------------------                  ---------------------------


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                                  ATTACHMENT A

                                UMAREX Trademarks

US Registered Trademarks

WALTHER(R)

WALTHER, PLUS BANNER LOGO (R)





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